COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE－19 COMMITMENTS AND CONTINGENCIES

Litigation — From time to time, the Company may be involved in various legal proceedings and claims in the ordinary course of business. The Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

On April 09, 2024, a crane owned by the Ten-League Engineering & Technology Pte. Ltd. had toppled in the vicinity of a job site and damaged a vehicle. At the present, the facts and circumstances surrounding the incident remains unclear and investigations are still ongoing. On April 16, 2024, the Company received an email from Claimant A, who had at the material time been leasing the machinery from the Company, indicated their intention to claim loss and damage against the Company. The Company has notified its insurers which has not repudiated liability. There was no response since. On May 16, 2024, the Company received another letter from Claimant B, the purported owner of the damaged vehicle. The Company has notified its insurers which has not repudiated liability. There was no response since. As of the date of the prospectus, investigations are still ongoing and no charges have been proffered against the Company.

As of December 31, 2024 and 2023, the Company has no material commitments.